EXHIBIT 10.4

Execution Version

PLEDGE AGREEMENT

This Pledge Agreement (this “Agreement”) dated as of May 14, 2021 by and among each of the undersigned pledgors (and together with any other entity that becomes a pledgor hereunder pursuant to Section 26 hereof, each, a “Pledgor” and collectively, the “Pledgors”) and CIT BANK, N.A., a national banking association (“CIT”), as agent for the Lenders (in such capacity, “Agent”).

BACKGROUND TO THE AGREEMENT

Reference is made to that certain Loan, Security and Guarantee Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among GEE GROUP INC., an Illinois corporation (“GEE Group”) and the Subsidiaries of GEE Group listed on the signatures pages thereto as Borrowers or otherwise joined as a Borrower thereunder from time to time (each, a “Borrower”, and collectively, “Borrowers”), the other Persons from time to time party thereto as Guarantors, the financial institutions party thereto from time to time as Lenders, and Agent, pursuant to which Agent and Lenders have agreed, subject to the terms and conditions contained therein, to provide certain financial accommodations to the Borrowers.

In order to induce Agent and Lenders to provide or continue to provide the financial accommodations described in the Loan Agreement, Pledgors have agreed to pledge and grant to Agent, for the benefit of Secured Parties, a security interest in and lien upon the Pledged Collateral (as hereinafter defined).

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. All capitalized terms used herein which are not defined shall have the meanings given to them in the Loan Agreement.

2. Pledge and Grant of Security Interest. To secure the full and punctual payment and performance of the Obligations, each Pledgor hereby pledges, assigns, hypothecates, transfers and grants to Agent, for the benefit of Secured Parties, a security interest in and lien upon all of the following (the “Pledged Collateral”):

 (a) the shares of stock set forth next to such Pledgor’s name on Schedule A annexed hereto (as such schedule may be updated from time to time to reflect the acquisition of any additional shares of stock by such Pledgor in accordance with subsection (c) below or the Pledged Collateral of any additional Pledgors which become party to this Agreement in accordance with Section 26) and expressly made a part hereof (the “Pledged Stock”), the certificates representing the Pledged Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

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(b) [reserved];

(c) all additional shares of stock of any issuer of the Pledged Stock (each such issuer, an “Issuer”) (and the certificates representing such additional shares) from time to time acquired by any Pledgor in any manner, including, without limitation, stock dividends or a distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off (which shares and certificates shall be deemed to be part of the Pledged Collateral), and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares of the Pledged Stock; and

(d) all options and rights, whether as an addition to, in substitution of or in exchange for any shares of the Pledged Stock.

Notwithstanding anything to the contrary herein, the Pledged Collateral shall include only 65% of the voting stock of any Foreign Subsidiary.

3. Delivery of Pledged Collateral. All certificates representing or evidencing the Pledged Stock shall be delivered to and held by or on behalf of Agent pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Agent. Each Pledgor hereby authorizes the Issuer upon demand by Agent to deliver any certificates, instruments or other distributions issued in connection with the Pledged Collateral directly to Agent, in each case to be held by Agent, subject to the terms hereof. Agent shall have the right, at any time in its discretion and without notice to any Pledgor, to transfer to or to register in the name of Agent or any of its nominees any or all of the Pledged Stock.

4. Representations and Warranties of Pledgor. Each Pledgor represents and warrants to Agent (which representations and warranties shall be deemed to continue to be made until Full Payment of the Obligations) that:

(a) Each Pledgor has the requisite power and authority to enter into this Agreement, to pledge the Pledged Collateral for the purposes described herein and to carry out the transactions contemplated by this Agreement.

(b) The execution, delivery and performance by each Pledgor of this Agreement and the pledge of the Pledged Collateral hereunder have been duly and properly authorized and do not and will not result in any violation of any agreement, indenture, instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to such Pledgor.

(c) This Agreement constitutes the legal, valid and binding obligation of each Pledgor enforceable against such Pledgor in accordance with its terms.

(d) Each Pledgor is the direct and beneficial owner of each share of the Pledged Stock set forth under such Pledgor’s name on Schedule A annexed hereto.

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(e) All of the shares of the Pledged Stock have been duly authorized, validly issued and are fully paid and nonassessable.

(f) Upon delivery of the Pledged Stock to Agent or an agent for Agent, this Agreement creates and grants a valid lien on and perfected security interest in the Pledged Collateral and the proceeds thereof, subject to no prior security interest, mortgage, pledge, claim, lien, charge, hypothecation, assignment, offset or encumbrance whatsoever (collectively, “Liens”) purporting to grant to any third party a Lien upon the property or assets of any Pledgor which would include the Pledged Collateral.

(g) There are no restrictions on transfer of the Pledged Stock contained in the Certificate of Incorporation or by-laws, as applicable, of the Issuer or otherwise which have not otherwise been enforceably and legally waived by the necessary parties.

(h) None of the Pledged Stock has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

(i) There are no pending or, to the best of each Pledgor’s knowledge, threatened actions or proceedings before any court, judicial body, administrative agency or arbitrator which may materially adversely affect the Pledged Collateral.

(j) No consent, approval, authorization or other order of any Person and no consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required by any Pledgor either (i) for the pledge of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement or (ii) for the exercise by the Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

(k) No notification of the pledge evidenced hereby to any Person is required.

(l) The Pledged Stock constitutes the percentage of the issued and outstanding shares of capital stock of the Issuers set forth on Schedule A annexed hereto.

(m) [Reserved].

(n) As of the date hereof, there are no existing options, warrants, calls or commitments of any such character whatsoever relating to any Pledged Stock and no indebtedness or other security convertible into any Pledged Stock.

The representations and warranties set forth in this Section 4 shall survive the execution and delivery of this Agreement.

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5. Covenants. Until Full Payment of the Obligations, each Pledgor shall:

(a) Not sell, assign, transfer, convey, or otherwise dispose of its rights in or to the Pledged Collateral or any interest therein; nor create, incur or permit to exist any Lien whatsoever (other than Permitted Liens) with respect to any of the Pledged Collateral or the proceeds thereof other than that created hereby, unless and to the extent permitted by the Loan Agreement.

(b) At Pledgors’ expense, defend Agent’s right, title and security interest in and to the Pledged Collateral against the claims of any Person and keep the Pledged Collateral free from all Liens, except for the Liens granted to Agent under this Agreement and any Permitted Liens.

(c) At any time, and from time to time, upon the written request of Agent, execute and deliver such further documents and do such further acts and things as Agent may reasonably request in order to effect the purposes of this Agreement including, but without limitation, delivering to Agent upon the occurrence of an Event of Default irrevocable proxies in respect of the Pledged Collateral in form satisfactory to Agent. Until receipt thereof, this Agreement shall constitute Pledgor’s proxy to Agent or its nominee to vote all shares of Pledged Collateral then registered in such Pledgor’s name.

(d) Not consent to or approve the issuance of (i) any additional shares of any class of capital stock of the Issuer; (ii) any securities convertible either voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or any securities exchangeable for, any such shares; or (iii) any warrants, options, contracts or other commitments entitling any person to purchase or otherwise acquire any such shares, unless and to the extent permitted by the Loan Agreement.

(e) Not create, incur, assume or suffer to exist any Lien or other encumbrance of any kind (including the charge on property purchased under conditional sales or other title retention agreements) upon any property or assets, whether now owned or hereafter acquired, other than Permitted Liens or as otherwise permitted by the Loan Agreement.

6. Voting Rights and Dividends. In addition to Agent’s rights and remedies set forth in Section 8 hereof, in case an Event of Default shall have occurred and be continuing, Agent shall (i) be entitled to vote the Pledged Collateral, (ii) be entitled to give consents, waivers and ratifications in respect of the Pledged Collateral (each Pledgor hereby irrevocably constituting and appointing Agent, with full power of substitution, the proxy and attorney-in-fact of Pledgor for such purposes) and (iii) be entitled to collect and receive for its own use cash dividends paid on the Pledged Collateral. No Pledgor shall be permitted to exercise or refrain from exercising any voting rights or other powers if, in the reasonable judgment of Agent, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and, provided, further, that each Pledgor shall give at least five (5) days’ written notice of the manner in which such Pledgor intends to exercise, or the reasons for refraining from exercising, any voting rights or other powers other than with respect to any election of directors and voting with respect to any incidental matters or the day to day operation of such issuer. All dividends and all other distributions in respect of any of the Pledged Collateral, whenever paid or made, shall be delivered to Agent to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of Agent, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

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7. Events of Default. The term “Event of Default” wherever used herein shall mean the occurrence of an Event of Default under the Loan Agreement.

8. Remedies. Upon the occurrence and during the continuance of an Event of Default, Agent may:

(a) Demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon the Pledged Collateral (or any part thereof), as Agent may determine in its sole discretion;

(b) Transfer any or all of the Pledged Collateral into its name, or into the name of its nominee or nominees;

(c) Subject to the requirements of applicable law, exercise all rights with respect to the Pledged Collateral including, without limitation, all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Collateral as if it were the absolute owner thereof, including, but without limitation, the right to exchange, at its discretion, any or all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Issuer thereof, or upon the exercise by any Issuer of any right, privilege or option pertaining to any of the Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine, all without liability except to account for property actually received by it;

(d) Subject to the requirements of applicable law, sell, assign and deliver the whole or, from time to time, any part of the Pledged Collateral at the time held by Agent, at any private or public sale or auction, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived, except such notice as is required by applicable law and cannot be waived), for cash or credit or for other property for immediate or future delivery, and for such price or prices and on such terms as Agent in its sole discretion may determine, or as may be required by applicable law.

To the extent permitted by applicable law, each Pledgor hereby waives and releases any and all right or equity of redemption, whether before or after sale hereunder. At any such sale, unless prohibited by applicable law, Agent may bid for and purchase the whole or any part of the Pledged Collateral so sold free from any such right or equity of redemption. All moneys received by Agent hereunder whether upon sale of the Pledged Collateral or any part thereof or otherwise shall be held by Agent and applied by it as provided in Section 11 hereof. No failure or delay on the part of Agent in exercising any rights hereunder shall operate as a waiver of any such rights nor shall any single or partial exercise of any such rights preclude any other or future exercise thereof or the exercise of any other rights hereunder. Agent shall have no duty as to the collection or protection of the Pledged Collateral or any income thereon nor any duty as to preservation of any rights pertaining thereto, except to apply the funds in accordance with the requirements of Section 11 hereof. Agent may exercise its rights with respect to property held hereunder without resort to other security for or sources of reimbursement for the Obligations. In addition to the foregoing, Agent shall have all of the rights, remedies and privileges of a secured party under applicable law and the Uniform Commercial Code of New York regardless of the jurisdiction in which enforcement hereof is sought.

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9. Registration. If an Event of Default shall have occurred and be continuing and Agent shall exercise its right to sell all or any part of the Pledged Collateral, and if, in the reasonable opinion of counsel for Agent, it is necessary to have the Pledged Collateral being sold registered under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), each Pledgor will use its best efforts to cause the applicable Issuer to execute and deliver, and to cause the directors and officers of such Issuer to execute and deliver, all at Pledgors’ expense, all such instruments and documents and to do or cause to be done all such other acts and things as may be necessary to register the Pledged Collateral being sold under the provisions of the Securities Act. Each Pledgor shall cause any such registration statement to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Collateral being sold and to make all amendments thereto and to related documents which, in the reasonable opinion of Agent or its counsel, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Pledgor shall also cause the Issuer to comply with the provisions of the “Blue Sky” law of any jurisdiction which Agent shall designate in connection with any sale hereunder; and to cause the Issuer to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) covering a period of at least twelve months but not more than eighteen months, beginning with the first month after the effective date of any such registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act. Each Pledgor acknowledges that a breach of any of the covenants contained in this Section may cause irreparable injury to Agent, that Agent will have no adequate remedy at law with respect to such breach and, as a consequence, such covenants of each Pledgor shall be specifically enforceable against Pledgor.

10. Private Sale. Notwithstanding anything contained in Section 9, each Pledgor recognizes that Agent may be unable to effect (or to do so only after delay which would adversely affect the value that might be realized from the Pledged Collateral) a public sale of all or part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor agrees that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a commercially reasonable manner. Each Pledgor agrees that Agent has no obligation to delay sale of any Pledged Collateral for the period of time necessary to permit any Issuer to register the Pledged Collateral for public sale under the Securities Act.

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11. Proceeds of Sale. The proceeds of any collection, recovery, receipt, appropriation, realization, disposition or sale of the Pledged Collateral shall be applied by Agent in accordance with Section 5.6 of the Loan Agreement. In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale of the Pledged Collateral, together with any other Collateral, are insufficient to satisfy the Obligations, each Pledgor shall be liable for the deficiency together with interest thereon at the rate prescribed in the Loan Agreement as the Default Rate plus the reasonable costs and fees of any attorneys employed by Agent and/or Lenders to collect such deficiency. Agent, in its sole and absolute discretion, with or without notice to Pledgors, may deposit any proceeds of any collection, recovery, receipt, appropriation, realization, disposition or sale of the Pledged Collateral in a non-interest bearing cash collateral deposit account to be maintained as security for the Obligations.

12. Waiver of Marshaling. Each Pledgor hereby waives any right to compel any marshaling of any of the Pledged Collateral.

13. Agent Appointed Attorney-In-Fact and Performance by Agent. Upon the occurrence and during the continuance of an Event of Default, each Pledgor hereby irrevocably constitutes and appoints Agent as such Pledgor’s true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to do in such Pledgor’s name, place and stead, all such acts, things and deeds for and on behalf of and in the name of such Pledgor, which such Pledgor could or might do or which Agent may deem necessary, desirable or convenient to accomplish the purposes of this Agreement, including, without limitation, to execute such instruments of assignment or transfer or orders and to register, convey or otherwise transfer title to the Pledged Collateral into Agent’s name. Each Pledgor hereby ratifies and confirms all that said attorney-in-fact may so do and hereby declares this power of attorney to be coupled with an interest and irrevocable. If Pledgor fails to perform any agreement herein contained, Agent may itself perform or cause performance thereof, and any costs and expenses of Agent incurred in connection therewith shall be paid by Pledgors as provided in Section 24 hereof.

14. Termination. This Agreement shall terminate and each Pledgor shall be entitled to the return, at such Pledgor’s expense, of such of the Pledged Collateral as has not theretofore been sold, disposed of or otherwise applied pursuant to this Agreement upon Full Payment of the Obligations.

15. Concerning Agent. The recitals of fact herein shall be taken as statements of Pledgors for which Agent assumes no responsibility. Agent makes no representation to anyone as to the value of the Pledged Collateral or any part thereof or as to the validity or adequacy of the security afforded or intended to be afforded thereby or as to the validity of this Agreement. Agent shall be protected in relying upon any notice, consent, request or other paper or document reasonably believed by it to be genuine and correct and to have been signed by a proper person. The permissive rights of Agent hereunder shall not be construed as duties of Agent. Agent shall be under no obligation to take any action toward the enforcement of this Agreement or rights or remedies in respect of any of the Pledged Collateral. Agent shall not be personally liable for any action taken or omitted by it in good faith and reasonably believed by it to be within the power or discretion conferred upon it by this Agreement.

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16. Notices. All notices and other communications by or to a party hereto shall be in writing and shall be given at the applicable addresses set forth below, or at such other address as a party may hereafter specify by notice in accordance with this Section 16. Each communication shall be effective only (a) if given by facsimile transmission, when transmitted to the applicable facsimile number, if confirmation of receipt is received; (b) if given by mail, three Business Days after deposit in the U.S. mail, with first-class postage pre-paid, addressed to the applicable address; or (c) if given by personal delivery, when duly delivered to the notice address with receipt acknowledged. Any written communication that is not sent in conformity with the foregoing provisions shall nevertheless be effective on the date actually received by the noticed party.

If to Agent:	CIT Group, N.A. 11 West 42nd Street, 11th Floor New York, New York 10036 Attention: Anthony Masci E-mail: Anthony.Masci@cit.com

with a copy to:	Hahn & Hessen LLP 488 Madison Avenue New York, New York 10022 Attention: Daniel Ford, Esq. Facsimile: (212) 478-7400

If to Pledgors:	GEE Group Inc. GEE Group Portfolio Inc. TRIAD Personnel Services, Inc. 7751 Belfort Parkway, Suite 150 Jacksonville, Florida 32256 Attention: Chief Financial Officer E-mail: kim.thorpe@geegroup.com

with a copy to:	Driver, McAfee, Hawthorne & Diebenow, PLLC One Independent Drive, Suite 1200 Jacksonville, Florida 32202 Attention: G. Ray Driver, Jr., Esq. Facsimile: (904) 301-1279

17. Governing Law. This Agreement and all rights and obligations hereunder shall be governed by and construed and enforced in all respects in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

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18. Waivers. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OTHER AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

19. Litigation. EACH PLEDGOR EXPRESSLY CONSENTS TO THE JURISDICTION AND VENUE OF EACH COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE OF NEW YORK FOR ALL PURPOSES IN CONNECTION WITH THIS AGREEMENT. ANY JUDICIAL PROCEEDING BY ANY PLEDGOR AGAINST AGENT INVOLVING, DIRECTLY OR INDIRECTLY ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN A STATE COURT LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK. EACH PLEDGOR FURTHER CONSENTS THAT ANY SUMMONS, SUBPOENA OR OTHER PROCESS OR PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE OR MOTION OR OTHER APPLICATION TO EITHER OF THE AFOREMENTIONED COURTS OR A JUDGE THEREOF) OR ANY NOTICE IN CONNECTION WITH ANY PROCEEDINGS HEREUNDER, MAY BE SERVED INSIDE OR OUTSIDE OF THE STATE OF NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE PROVIDED A REASONABLE TIME FOR APPEARANCE IS PERMITTED, OR IN SUCH OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS. EACH PLEDGOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREON AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

20. No Waiver; Cumulative Remedies. Any and all of Agent’s and Lenders’ rights with respect to the Liens granted under this Agreement shall continue unimpaired, and each Pledgor shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) the bankruptcy, insolvency or reorganization of any Pledgor, (b) the release or substitution of any item of the Pledged Collateral at any time, or of any rights or interests therein, or (c) any delay, extension of time, renewal, compromise or other indulgence granted by Agent and Lenders in reference to any of the Obligations. Each Pledgor hereby waives all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consents to be bound hereby as fully and effectively as if such Pledgor had expressly agreed thereto in advance. No failure on the part of Agent or Lenders to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or remedy by Agent and Lenders preclude any other or further exercise thereof or the exercise of any right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

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21. Severability. In case any security interest or other right of Agent and/or any Lender shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other security interest or other right, privilege or power granted under this Agreement. In the event that any provision of this Agreement or the application thereof to Pledgors or any circumstance in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby, nor shall same affect the validity or enforceability of any other provision of this Agreement.

22. Counterparts; Facsimiles. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Any signature delivered by a party by facsimile, email or other electronic transmission shall be deemed an original signature hereto.

23. Miscellaneous.

(a) This Agreement constitutes the entire and final agreement among the parties with respect to the subject matter hereof and neither this Agreement nor any term hereof may be changed, discharged or terminated orally, but only by an instrument in writing, signed by Agent and each Pledgor. No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

(b) This Agreement shall be binding upon each Pledgor, and each Pledgor’s successors and assigns, and shall inure to the benefit of Agent, Lenders and their successors and assigns. The term “Agent”, as used herein, shall include any successor or assign of Agent at the time entitled to the pledged interest in the Pledged Collateral.

(c) The headings and captions in this Agreement are for purposes of reference only and shall not constitute part of this Agreement for any other purpose.

(d) This Agreement constitutes a “Loan Document” under the Loan Agreement.

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24. Expenses. The Pledged Collateral shall also secure, and each Pledgor shall pay to Agent on demand, from time to time, all costs and expenses actually incurred by Agent, (including but not limited to, reasonable attorneys’ fees and costs, taxes, and all transfer, recording, filing and other charges) of, or incidental to, the custody, care, transfer, administration of the Pledged Collateral or any other collateral, or in any way relating to the enforcement, protection or preservation of the rights or remedies of Agent and Lenders under this Agreement or with respect to any of the Obligations.

25. Recapture. Anything in this Agreement to the contrary notwithstanding, if Agent and/or Lenders receives any payment or payments on account of the Obligations, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors’ rights generally, common law or equitable doctrine, then to the extent of any sum not finally retained by Agent and/or Lenders, each Pledgor’s obligations to Agent and Lenders shall be reinstated and this Agreement shall remain in full force and effect (or be reinstated) until payment shall have been made to Agent, which payment shall be due on demand.

26. Additional Pledgors. Pursuant to the Loan Agreement, each Subsidiary of a Pledgor that was not in existence on the date of the Loan Agreement may be required to enter into this Agreement as a Pledgor upon becoming a Subsidiary of such Pledgor if such Subsidiary owns or possesses property of a type that would be considered Pledged Collateral hereunder. Upon execution and delivery by the Agent and such Subsidiary of a supplement to this Agreement in form and substance satisfactory to Agent, such Subsidiary shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor herein. The execution and delivery of such supplement shall not require the consent of Pledgor hereunder. The rights and obligations of Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement.

[Signature pages to follow]

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IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first written above.

PLEDGORS:

GEE GROUP INC., successor to General Employment Enterprises, Inc.

By:
Name:
Title:

GEE GROUP PORTFOLIO INC., successor to SNI Holdco Inc.
TRIAD PERSONNEL SERVICES, INC.

By:
Name:
Title:

CIT BANK, N.A.,
as Agent

By:
Name:
Title:

[Signature Page to Pledge Agreement]

SCHEDULE A

[Intentionally Omitted]

Schedule A - 1